Schedule of Investments (unaudited)
March 31, 2026
If you need assistance accessing this content, please reach out to your sales representative or send an email to accessibility@franklintempleton.com.
 Western Asset Inflation Indexed Plus Bond Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 85.8%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	$1,817,904	$1,886,298
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	4,154,850	4,483,501
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	752,410	737,122
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	279,116	230,856
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	3,176,806	2,284,826
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	3,921,810	2,222,804
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	1,752,600	910,944
U.S. Treasury Notes, Inflation Indexed	0.875%	1/15/29	1,288,110	1,278,989
U.S. Treasury Notes, Inflation Indexed	0.250%	7/15/29	1,017,232	989,635
U.S. Treasury Notes, Inflation Indexed	1.625%	10/15/29	2,377,464	2,415,815
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	2,275,524	2,178,601
U.S. Treasury Notes, Inflation Indexed	1.625%	4/15/30	1,021,750	1,032,311
U.S. Treasury Notes, Inflation Indexed	1.125%	10/15/30	1,508,280	1,495,237
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	2,948,130	2,840,449
U.S. Treasury Notes, Inflation Indexed	1.750%	1/15/34	6,666,093	6,640,490
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/35	2,782,701	2,830,593
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/35	1,316,822	1,310,794

Total U.S. Treasury Inflation Protected Securities (Cost — $37,083,545)				35,769,265
Corporate Bonds & Notes — 5.9%
Energy — 2.5%
Oil, Gas & Consumable Fuels — 2.5%
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	130,000	134,246 (a)
Ecopetrol SA, Senior Notes	4.625%	11/2/31	200,000	177,871
Energy Transfer LP, Senior Notes	5.250%	4/15/29	120,000	122,247
EQT Corp., Senior Notes	5.000%	1/15/29	120,000	120,802
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	240,000	230,179
ONEOK Inc., Senior Notes	5.800%	11/1/30	110,000	114,522
Targa Resources Corp., Senior Notes	4.200%	2/1/33	130,000	123,140

Total Energy				1,023,007
Materials — 3.2%
Metals & Mining — 2.7%
Antofagasta PLC, Senior Notes	2.375%	10/14/30	340,000	305,097 (a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	140,000	152,360
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	80,000	79,547 (a)
First Quantum Minerals Ltd., Senior Notes	8.000%	3/1/33	200,000	208,721 (a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	140,000	139,418 (a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	230,000	229,564
Total Metals & Mining				1,114,707
Paper & Forest Products — 0.5%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	240,000	239,486 (b)

Total Materials				1,354,193
Utilities — 0.2%
Electric Utilities — 0.2%
Constellation Energy Generation LLC, Senior Notes	6.125%	1/15/34	90,000	96,078

Total Corporate Bonds & Notes (Cost — $2,498,860)				2,473,278
See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
March 31, 2026
 Western Asset Inflation Indexed Plus Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(c) — 5.1%
Benchmark Mortgage Trust, 2023-B38 A4	5.525%	4/15/56	$130,000	$134,077
BLP Commercial Mortgage Trust, 2023-IND A (1 mo. Term SOFR + 1.692%)	5.365%	3/15/40	311,530	312,091 (a)(d)
BX Trust, 2022-VAMF A (1 mo. Term SOFR + 0.850%)	4.523%	1/15/39	144,595	144,531 (a)(d)
Citigroup Commercial Mortgage Trust, 2023-SMRT A	5.820%	10/12/40	230,000	234,575 (a)(d)
COLT Mortgage Loan Trust, 2025-11 A3	5.409%	11/25/70	95,591	95,249 (a)
Deephaven Residential Mortgage Trust, 2022-1 A2	2.961%	1/25/67	210,000	178,883 (a)(d)
Deephaven Residential Mortgage Trust, 2026-INV1 A1	4.797%	12/25/70	98,063	97,343 (a)(d)
Ellington Financial Mortgage Trust, 2022-1 A2	3.001%	1/25/67	120,000	90,653 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	5.162%	10/25/41	142,474	142,642 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2026-DNA2 B1 (30 Day Average SOFR + 2.100%)	5.772%	3/25/46	100,000	100,118 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	6.062%	2/25/42	200,000	201,833 (a)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A3	3.459%	12/15/49	189,679	188,584
PRKCM Trust, 2025-AFC1 A1	5.101%	10/25/60	95,705	95,513 (a)(d)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR4 A5	4.253%	4/25/35	112,043	109,563 (d)

Total Collateralized Mortgage Obligations (Cost — $2,171,619)				2,125,655
Sovereign Bonds — 1.0%
Peru — 1.0%
Peruvian Government International Bond, Senior Notes	5.500%	3/30/36	90,000	89,811
Peruvian Government International Bond, Senior Notes	3.300%	3/11/41	410,000	309,919

Total Sovereign Bonds (Cost — $403,769)				399,730
Total Investments — 97.8% (Cost — $42,157,793)				40,767,928
Other Assets in Excess of Liabilities — 2.2%				901,618
Total Net Assets — 100.0%				$41,669,546

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the
Board of Directors.

(c)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Abbreviation(s) used in this schedule:
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report

 Western Asset Inflation Indexed Plus Bond Fund
At March 31, 2026, the Fund had the following open written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	4/24/26	$109.000	8	$8,000	$(1,438)
U.S. Treasury 5-Year Notes Futures, Put	4/24/26	107.000	8	8,000	(1,125)
Total Exchange-Traded Written Options (Premiums received — $3,629)					$(2,563)
At March 31, 2026, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	9	6/26	$2,171,494	$2,167,313	$(4,181)
Australian Dollar	2	6/26	139,740	137,650	(2,090)
U.S. Treasury 2-Year Notes	17	6/26	3,527,005	3,526,570	(435)
U.S. Treasury 5-Year Notes	33	6/26	3,615,649	3,569,930	(45,719)
					(52,425)
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	6/26	888,986	888,375	611
U.S. Treasury Ultra Long-Term Bonds	14	6/26	1,675,820	1,631,875	43,945
					44,556
Net unrealized depreciation on open futures contracts					$(7,869)

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
At March 31, 2026, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	3,048	EUR	2,597	Citibank N.A.	4/16/26	$43

Abbreviation(s) used in this table:
EUR	—	Euro
USD	—	United States Dollar
At March 31, 2026, the Fund had the following open swap contracts:
CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
$1,780,000	11/21/30	2.452%*	CPURNSA*	$4,788	$(857)	$5,645

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.46 Index	$2,690,000	6/20/31	1.000% quarterly	$46,432	$45,872	$560

See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
March 31, 2026
 Western Asset Inflation Indexed Plus Bond Fund
[1]
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
*	One time payment made at termination date.
Reference rate(s) and their value(s) as of period end used in this table:
Reference Index	Reference Rate
CPURNSA	3.302%

Abbreviation(s) used in this table:
CPURNSA	—	U.S. CPI Urban Consumers NSA Index
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Statutory Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$35,769,265	—	$35,769,265
Corporate Bonds & Notes	—	2,473,278	—	2,473,278
Collateralized Mortgage Obligations	—	2,125,655	—	2,125,655
Sovereign Bonds	—	399,730	—	399,730
Total Investments	—	$40,767,928	—	$40,767,928
Other Financial Instruments:
Futures Contracts††	$44,556	—	—	$44,556
Forward Foreign Currency Contracts††	—	$43	—	43
Centrally Cleared Interest Rate Swaps††	—	5,645	—	5,645
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	560	—	560
Total Other Financial Instruments	$44,556	$6,248	—	$50,804
Total	$44,556	$40,774,176	—	$40,818,732
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$2,563	—	—	$2,563
Futures Contracts††	52,425	—	—	52,425
Total	$54,988	—	—	$54,988

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended March 31, 2026. The following transactions were effected

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report

in such company for the period ended March 31, 2026.

	Affiliate Value at December 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$792,114	792,114	$792,114	792,114

(cont’d)	Realized Gain (Loss)	Dividend Income	Income From Securities Lending	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2026
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$271	—	—	—

Western Asset Inflation Indexed Plus Bond Fund 2026 Quarterly Report